UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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ORBITAL SCIENCES CORPORATION

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ORBITAL SCIENCES CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on April 30, 2009

You are receiving this communication because you hold shares in Orbital Sciences Corporation, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
ORBITAL SCIENCES CORPORATION
21839 ATLANTIC BOULEVARD
DULLES, VA 20166

HOW TO VIEW PROXY MATERIALS VIA THE INTERNET

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. Have the 12 Digit Control Number (located on the following page) available when you access the website.

HOW TO REQUEST A COPY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS AND ALL FUTURE MEETINGS

If you want to receive a paper or e-mail copy of the Proxy Statement and Annual Report on Form 10-K, you must request one. There is no charge for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2009 to facilitate timely delivery.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	April 30, 2009
Meeting Time:	9:00 a.m.
For record holders as of:	March 3, 2009

Meeting Location:

21839 Atlantic Boulevard
Dulles, Virginia 20166
To obtain directions to attend the meeting and vote in person, please call (703) 406-5000.

How To Vote

Vote In Person

If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. At the annual meeting you will need to request a ballot to vote.

Vote By Internet

To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your notice in hand when you access the website and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.	To elect five Directors, each to serve for a three-year term ending in 2012.

Nominees:

	01) Robert M. Hanisee	04) James R. Thompson
	02) James G. Roche	05) Scott L. Webster
03) Harrison H. Schmitt

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.